Exhibit 99.2

Business Update

September 2016

Refer to kaiseraluminum.com

Forward looking statements

Our earnings release and reports filed with the SEC, including the Company’s most recent Form 10-K and Form 10-Q, provide a summary of the risk factors that could cause results to be materially different than any forward-looking statements in this presentation.

Non-GAAP financial measures

Reconciliations of the non-GAAP financial information in our discussion to the most comparable GAAP financial measures are included in our earnings release and in the investor presentation on our website kaiseraluminum.com.

Investment considerations

Leading positions in attractive, growing market segments Strong track record of growth and performance Excellent earnings growth potential Financial strength and flexibility to support continued growth

Focus on demanding applications where we have competitive strength

Value added revenue1 ($millions)

Other, $68 General Engineering, $168 Auto, $40

Aero/High Strength, $224

2005

5% CAGR3

Other, $25 General Engineering, $205

Auto, $114

Aero/High Strength, $462

LTM

LTM2 value added revenue mix

Other 3%

Auto 14%

Aero/High Strength 57%

General Engineering 26%

1 Value Added Revenue (VAR) = net sales less hedged cost of alloyed metal. Hedged cost of alloyed metal = Midwest transaction price plus the cost of alloying elements plus any realized gains and/or losses on settled hedges, related to metal sold in the referenced period.

2 LTM = Last Twelve Months ended June 30, 2016

3 CAGR = compound annual growth rate

Kaiser aerospace / high strength

Annual value added revenue1 ($mm)

    Shipments$462

    $451 $449$449

    $430

    $377

    $324

    $297$295

    $278237244243

$256    224224

$224     192

    155158159

142    1452012-2014: Aerospace

125     inventory destocking restocking- cycle,

    declining HT plate prices

‘05    ’06 ‘07’08’09’10 ‘11 ‘12 ‘13 ‘14’15LTM 2

Positioned for growth

7% CAGR3 from 2005

Strong market presence, broad product offering Trentwood investments

More than doubled HT plate capacity Expanded capabilities for thick plate Improved quality Enhanced cost efficiency $150 million multi-year investment to enhance quality/efficiency and further expand capacity

1 Value Added Revenue (VAR) = net sales less hedged cost of alloyed metal. Hedged cost of alloyed metal = Midwest transaction price plus the cost of alloying elements plus any realized gains and/or losses on settled hedges, related to metal sold in the referenced period.

2 LTM = Last Twelve Months ended June 30, 2016

3 CAGR = compound annual growth rate

Growing large commercial airframe backlog and build rates

Boeing / Airbus order backlog

12,000 10,000 8,000 6,000 4,000 2,000 0

2000 2005 2010 2015

Global airframe builds

(>50 seats)

2005 2010 2015

2,000 1,500 1,000 500 0

Sources: Airline Monitor, Boeing, Airbus, Kaiser estimate

Outlook – aero/high strength

Kaiser's served market applications[1]


Large Commercial ~60%
Other Aero ~30%
Industrial ~10%

Positioned for continued growth

Preliminary 2016-2019 outlook:

- ~5% demand CAGR[2]
- Potential for destocking in 2017
- Large commercial aerospace:
  - growing builds
  - larger airframes
  - monolithic design conversions
- Other aerospace:
  - military
  - regional jets
  - business jets and other applications
- Industrial:
  - various low growth applications

[1] Kaiser estimate in Value Added Revenue (VAR) = net sales less hedged cost of alloyed metal. Hedged cost of alloyed metal = Midwest transaction price plus the cost of alloying elements plus any realized gains and/or losses on settled hedges, related to metal sold in the referenced period.
[2] CAGR = Compound Annual Growth Rate

7

KAISER ALUMINUM

Kaiser automotive extrusions

Annual value added revenue1 ($mm)

VAR $s/North American build

‘05    $2.55 40 $

‘06    $2.54 39 $

‘07    $3.36 51 $

‘08    $3.30 42 $

‘09    $3.66 31 $

‘10    $3.83 46 $

‘11    $3.94 52 $

‘12    $3.83 59 $

‘13    $4.09 66 $

‘14    $5.35 91 $

    $

‘15     $6.32111

LTM     $6.39114 $

Positioned for continued growth

10% CAGR3 from 2005 Strong market presence, reputation for performance; market focused technical sales and engineering teams Growing vehicle content with increasing aluminum applications Platform for additional capacity expansion

1 Value Added Revenue (VAR) = net sales less hedged cost of alloyed metal. Hedged cost of alloyed metal = Midwest transaction price plus the cost of alloying elements plus any realized gains and/or losses on settled hedges, related to metal sold in the referenced period.

2 LTM = Last Twelve Months ended June 30, 2016

3 CAGR = compound annual growth rate

CAFE regulations drive demand growth for aluminum extrusions

Corporate average fuel economy (CAFE) MPG regulations

CAFE Standard

55 50 45

Gallon 40 per 35 Miles 30

25 20 15

2012 2025

Auto builds expected to sustain 18M rate

North American light vehicle builds

(in millions)

18 16 14 12 10 8 6 4 2 0

2005 2010 2015

Sources: 2005-2015 – IHS; 2016-2019 – Kaiser estimate

Outlook — automotive extrusions

Kaiser’s served market applications1

Growing Applications Chassis, Structural, Safety ~50%

Mature Applications ABS, Drivetrain ~50%

Positioned for continued growth

2016-2019 outlook: ~6% demand CAGR2

Mature applications:

Anti-lock brake systems Drivetrain components

Growing applications:

Crash management systems Chassis and structural applications including BiW3

1 Kaiser estimate in Value Added Revenue (VAR) = net sales less hedged cost of alloyed metal. Hedged cost of alloyed metal = Midwest transaction price plus the cost of alloying elements plus any realized gains and/or losses on settled hedges, related to metal sold in the referenced period.

2 CAGR = Compound Annual Growth Rate

3 BiW = Body in White

Kaiser general engineering

Annual value added revenue1 ($mm)

Armor plate demand surge 2006-2008

    $249

    $225

    $200 $205

$191    $174 $175 $192 $186 $182

$168     $165

‘05    ’06 ‘07’08’09’10 ‘11 ‘12 ‘13 ‘14’15 LTM 2

Growth tied to U.S. industrial economy

2% CAGR3 from 2005 Highly recognized name brand Differentiated KaiserSelect® quality Broad product offering Commitment and infrastructure to support national service centers

1 Value Added Revenue (VAR) = net sales less hedged cost of alloyed metal. Hedged cost of alloyed metal = Midwest transaction price plus the cost of alloying elements plus any realized gains and/or losses on settled hedges, related to metal sold in the referenced period.

2 LTM = Last Twelve Months ended June 30, 2016

3 CAGR = compound annual growth rate

Fabricated products value added revenue growth

Annual value added revenue1 ($mm)

Shipments

    $790$806

    $736 $734 $733

    $673

    $639$644

$565    $556

$501     $513

    586589615612

526    548559514561564

487

    4292012-2014: Aerospace

    inventory restocking-

    destocking cycle,

    declining HT plate prices

‘05    ’06 ‘07’08’09’10’11 ‘12’13 ‘14’15LTM 2

Positioned for continued growth

5% CAGR3 from 2005

Strong aerospace and automotive demand growth General engineering growth tied to U.S. industrial economy Platform suitable for additional expansion

1 Value Added Revenue (VAR) = net sales less hedged cost of alloyed metal. Hedged cost of alloyed metal = Midwest transaction price plus the cost of alloying elements plus any realized gains and/or losses on settled hedges, related to metal sold in the referenced period.

2 LTM = Last Twelve Months ended June 30, 2016

3 CAGR = compound annual growth rate

Investing for growth and competitive strength

Significant Investments [1]



HT Plate Capacity & Capability
Kalamazoo & Auto Expansion
Quality, Efficiency, Sustaining
Acquisitions (Alexco and Nichols Wire)

5-Year Organic Investment Priorities

- Trentwood HT plate expansion and thin plate modernization[2]
- Automotive capacity expansion
- Investments for increased efficiency across the platform
- Sustaining capital investments ~70% of depreciation

[1] 2006 – 2Q 2016 total investment ~$595M
[2] Commenced $150M multi-year investment project in late 2015

14

KAISER ALUMINUM

Consolidated EBITDA

EBITDA ($mm) and EBITDA margin[1,2]


EBITDA margin
$76
$99
$129
$111
$70
$85
$111
$174
$174
$162
$183
$195
15.1%
17.4%
20.3%
16.4%
13.5%
15.3%
17.3%
23.6%
23.7%
22.1%
23.2%
24.2%
'05
'06
'07
'08
'09
'10
'11
'12
'13
'14
'15
LTM3

Strong cyclic growth trend

Adjusted EBITDA and margin growth:

- Strong EBITDA through recession
- Strong secular demand growth
- Continued organic investment for capacity, quality and efficiency
- Highly variable cost structure
- Expanding margin despite heat treat plate price reductions

[1] EBITDA = For comparability, prior to 2010 defined as Fabricated Products Operating Income less corporate expenses before non-run-rate items plus Depreciation and Amortization. For 2010 and later, defined as Consolidated Net Income (Loss) before Interest, Other Income (Expense), Income Tax and non-run-rate items plus Depreciation and Amortization; refer to appendix
[2] EBITDA margin = EBITDA as a percent of Value Added Revenue (VAR); VAR = net sales less hedged cost of alloyed metal. Hedged cost of alloyed metal = Midwest transaction price plus the cost of alloying elements plus any realized gains and/or losses on settled hedges, related to metal sold in the referenced period.
[3] LTM = Last Twelve Months ended June 30, 2016

15

KAISER ALUMINUM

VAR, EBITDA & margin walk

Lower HT plate prices more than offset by volume, cost efficiency and other price/cost

VAR[1] Walk
(in $millions)


60
226
806
639
2007
Other Volume/Price
HT Plate Price
LTM 4

EBITDA[2] Walk
(in $millions)


60
125
195
129
2007
Other Vol/Price/Cost
HT Plate Price
LTM 4

Margin[3] Walk


5.2%
9.2%
24.2%
20.2%
2007
Other Vol/Price/Cost
HT Plate Price
LTM 4

[1] Value Added Revenue (VAR) = net sales less hedged cost of alloyed metal. Hedged cost of alloyed metal = Midwest transaction price plus the cost of alloying elements plus any realized gains and/or losses on settled hedges, related to metal sold in the referenced period.
[2] EBITDA = For comparability, prior to 2010 defined as Fabricated Products Operating Income less corporate expenses before non-run-rate items plus Depreciation and Amortization. For 2010 and later, defined as Consolidated Net Income before Interest, Other Income (Expense), Income Tax and non-run-rate items plus Depreciation and Amortization; refer to appendix
[3] Margin = EBITDA as a percent of Value Added Revenue (VAR)
[4] LTM = Last Twelve Months ended June 30, 2016

16

KAISER ALUMINUM

Returning cash to shareholders

~$420M returned to shareholders since 2007

Dividends

($millions)

$/Share

0.36    $

7

    $

$0.84    17

    $

$0.96    20

    $

$0.96    19

    $

$0.96    19

    $

$1.00    20

    $

$1.20    23

    $

    $1.4025

    $

    $1.6028

Share repurchases

($millions)

    $78

    $49

    $44$44

$28

‘07 ‘08    ’09 ‘10’11’12’13’14’15

Financial flexibility and conservative capital structure

Financial data as of 6/30/16 1

Cash & Short-term investments2    $267

ABL revolver ($300 million) due Dec 1, 2020     -

5.875% Senior Unsecured Notes due May 15, 2024     375

Total Debt    $375

Net Debt    $108

Book Equity     808

Total Capitalization    $1,183

Total Debt / Total Capitalization     31.7%

EBITDA2    $195

Total Debt / EBITDA     1.9x

Net Debt / EBITDA     0.6x

1 Balance Sheet data in millions of dollars, except for percentages and ratios

2 EBITDA = Last Twelve Months ended June 30, 2016 Consolidated Net Income before Interest, Other Income (Expense), Income Tax and non-run-rate items plus Depreciation and Amortization; refer to appendix

Experienced management team

Jack Hockema
CEO & Chairman
Kaiser - 24 years
Industry - 47 years

Dan Rinkenberger
EVP & CFO
Kaiser - 25 years
Industry - 25 years

John Donnan
EVP Legal, Compliance & Human Resources
Kaiser - 22 years
Industry - 22 years

Keith Harvey
President & COO
Kaiser - 35 years
Industry - 35 years

John Barneson
SVP Corporate Development
Kaiser - 41 years
Industry - 41 years

Senior management team has been together over 20 years; supported by a deep, strong organization

First 10 years: restructured and repositioned the company and business model

Past 10 years: achieved steady, long-term growth facilitated by the strong business model

19

KAISER ALUMINUM

Investment considerations

Leading positions in attractive, growing market segments Strong track record of growth and performance Excellent earnings growth potential Financial strength and flexibility to support continued growth

Well positioned for further growth

Appendix – Company Overview

Forward looking statements

The information contained in this presentation includes statements based on management’s current expectations, estimates and projections that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include statements regarding the company’s anticipated financial and operating performance, relate to future events and expectations and involve known and unknown risks and uncertainties. The Company cautions that such forward-looking statements are not guarantees of future performance or events and involve significant risks and uncertainties and actual events may vary materially from those expressed or implied in the forward-looking statements as a result of various factors. For a summary of specific risk factors that could cause results to differ materially from those expressed in the forward-looking statements, please refer to the company’s reports filed with the Securities and Exchange Commission, including the company’s most recent Forms 10-Q and 10–K. All information in this presentation is as of the date of the presentation. The company undertakes no duty to update any forward-looking statement to conform the statement to actual results or changes in the company’s expectations except as may be required by law.

Non-run-rate items

Non-run-rate items to us are items that, while they may recur from period to period, (1) are particularly material to results, (2) impact costs as a result of external market factors and (3) may not recur in future periods if the same level of underlying performance were to occur. These are part of our business and operating environment but are worthy of being highlighted for the benefit of the users of our financial statements.

Further, presentations including such terms as net income, operating income, or earnings before interest, tax, depreciation and amortization (“EBITDA”) “before non-run-rate”, “after adjustments” or “adjusted”, are not intended to be (and should not be relied on) in lieu of the comparable caption under generally accepted accounting principles (“GAAP”) to which it is reconciled. Such presentations are solely intended to provide greater clarity of the impact of certain material items on the GAAP measure and are not intended to imply such items should be excluded.

Non-GAAP financial measures

This information contains certain non-GAAP financial measures. A “non-GAAP financial measure” is defined as a numerical measure of a company’s financial performance that excludes or includes amounts so as to be different than the most directly comparable measure calculated and presented in accordance with GAAP in the statements of income, balance sheets or statements of cash flow of the Company. The company has provided a reconciliation of non-GAAP financial measures to the most directly comparable financial measure in the accompanying tables.

The non-GAAP financial measures used within this presentation are value added revenue, EBITDA, Adjusted EBITDA, operating income excluding non-run-rate items, adjusted net income and earnings per diluted share, excluding non-run-rate items and ratios related thereto. These measures are presented because management uses this information to monitor and evaluate financial results and trends and believes this information to also be useful for investors.

Investment considerations

Leading positions in attractive, growing market segments

Demanding applications Strong market presence Competitive strength

Excellent earnings growth potential

Attractive, growing market segments Significant investments Platform for organic and acquisition growth

Financial strength and

flexibility to support

continued growth

Strong Liquidity

Moderate leverage

Significant tax attributes

Consistent cash flow

generation

Strong track record of growth and performance

Leading North American semi-fabricated specialty aluminum mill products company

Twelve North American manufacturing locations

Flat rolled products Extrusions Drawn products

Focused on strategic applications

Commercial Aerospace

Other Aerospace

Automotive

General Engineering

Focused on demanding applications where we have competitive strength

Global flat rolled products market

Heat-treat sheet and plate excluding automotive Automotive heat-treat sheet

Foil

Other sheet Can stock

and plate

North American extrusion market

General engineering (rod, bar, tube)

Auto and aerospace

Truck, bus, and trailer

Industrial served

Building and construction

Industrial unserved

Kaiser ‘core’ served market segments

Kaiser ‘non- core’ served market segments

Kaiser unserved markets

Source: Typical market size estimates from CRU, Aluminum Association, and Kaiser (based on industry shipments)

Served market segments

LTM[1] Value added revenue[2] mix


Other
3%
Auto
14%
Aero/High
Strength
57%
General
Engineering
26%

Kaiser 'core' served market segments   Kaiser 'non- core' served market segments

Strategic market segments

- Growing aerospace & automotive
  - Demanding applications
  - Strong long-term demand growth
- Mature general engineering
  - General industrial end uses
  - Growth with economic expansion

[1] LTM = Last Twelve Months ended June 30, 2016

[2] Value Added Revenue (VAR) = net sales less hedged cost of alloyed metal. Hedged cost of alloyed metal = Midwest transaction price plus the cost of alloying elements plus any realized gains and/or losses on settled hedges, related to metal sold in the referenced period.

30

KAISER ALUMINUM

Creating value with

KaiserSelect ® products

Differentiate with KaiserSelect®

KaiserSelect® products with reliable machinability or other characteristics help create value for customers by improving their manufacturing processes and profitability

We can offer KaiserSelect® products due to Kaiser’s standard work and recipe-driven controls… commercializing the result of our disciplined manufacturing process

Blue chip customer base

Original equipment manufacturers

Service centers

Investing for growth and competitive strength

Significant Investments [1]


HT Plate Capacity & Capability
Kalamazoo & Auto Expansion
Quality, Efficiency, Sustaining
Acquisitions
(Alexco and Nichols Wire)

5-Year Organic Investment Priorities

- Trentwood HT plate expansion and thin plate modernization[2]
- Automotive capacity expansion
- Investments for increased efficiency across the platform
- Sustaining capital investments ~70% of depreciation

[1] 2006 – 2Q 2016 total investment ~$595M
[2] Commenced $150M multi-year investment project in late 2015

33

KAISER ALUMINUM

Fabricated products value added revenue growth

Annual value added revenue1 ($mm)

Shipments

$806 $790 $736 $734 $733 $673 $639 $644 $565 $556 $501 $513

586 589 615 612 548 559 561 564 487 526 514 429 2012-2014: Aerospace inventory restocking-destocking cycle, declining HT plate prices

‘05 ‘06 ‘07 ‘08 ‘09 ‘10 ‘11 ‘12 ‘13 ‘14 ‘15 LTM 2

Positioned for continued growth

5% CAGR3 from 2005

Strong aerospace and automotive demand growth General engineering growth tied to U.S. industrial economy Platform suitable for additional expansion

1 Value Added Revenue (VAR) = net sales less hedged cost of alloyed metal. Hedged cost of alloyed metal = Midwest transaction price plus the cost of alloying elements plus any realized gains and/or losses on settled hedges, related to metal sold in the referenced period.

2 LTM = Last Twelve Months ended June 30, 2016

3 CAGR = compound annual growth rate

Consolidated EBITDA

EBITDA ($mm) and EBITDA margin1,2

EBITDA margin

$

15.1% 76

$

17.4% 99

20.3% 129 $

$

16.4% 111

$

13.5% 70

$

15.3% 85

17.3% 111 $

$

23.6% 174

23.7% 174 $

$

22.1% 162

$

23.2% 183

$

24.2% 195

3

Strong cyclic growth trend

Adjusted EBITDA and margin growth:

Strong EBITDA through recession Strong secular demand growth Continued organic investment for capacity, quality and efficiency Highly variable cost structure Expanding margin despite heat treat plate price reductions

1 EBITDA = For comparability, prior to 2010 defined as Fabricated Products Operating Income less corporate expenses before non-run-rate items plus Depreciation and Amortization. For 2010 and later, defined as Consolidated Net Income (Loss) before Interest, Other Income (Expense), Income Tax and non-run-rate items plus Depreciation and Amortization; refer to appendix

2 EBITDA margin = EBITDA as a percent of Value Added Revenue (VAR); VAR = net sales less hedged cost of alloyed metal. Hedged cost of alloyed metal = Midwest transaction price plus the cost of alloying elements plus any realized gains and/or losses on settled hedges, related to metal sold in the referenced period.

3 LTM = Last Twelve Months ended June 30, 2016

VAR, EBITDA & margin walk

Lower HT plate prices more than offset by volume, cost efficiency and other price/cost

VAR[1] Walk
(in $millions)


639
226
60
806
2007
Other Volume/Price
HT Plate Price
LTM 4

EBITDA[2] Walk
(in $millions)


129
125
60
195
2007
Other Vol/Price/Cost
HT Plate Price
LTM 4

Margin[3] Walk


20.2%
9.2%
5.2%
24.2%
2007
Other Vol/Price/Cost
HT Plate Price
LTM 4

[1] Value Added Revenue (VAR) = net sales less hedged cost of alloyed metal. Hedged cost of alloyed metal = Midwest transaction price plus the cost of alloying elements plus any realized gains and/or losses on settled hedges, related to metal sold in the referenced period.
[2] EBITDA = For comparability, prior to 2010 defined as Fabricated Products Operating Income less corporate expenses before non-run-rate items plus Depreciation and Amortization. For 2010 and later, defined as Consolidated Net Income before Interest, Other Income (Expense), Income Tax and non-run-rate items plus Depreciation and Amortization; refer to appendix
[3] Margin = EBITDA as a percent of Value Added Revenue (VAR)
[4] LTM = Last Twelve Months ended June 30, 2016

36

KAISER ALUMINUM

Consolidated net income and EPS

Adjusted net income1

(in $millions)

$76

$74 $72 $70 $63 $56 $53

$42

$30 $28

‘07 ‘08 ‘09 ‘10 ‘11 ‘12 ‘13 ‘14 ‘15 LTM 3

Adjusted EPS2

($ per share)

$4.20

$3.95

$3.82

$3.65

$3.38

$2.82$ 2.61

$2.20

$1.56

$1.42

‘07 ‘08 ‘09 ‘10 ‘11 ‘12 ‘13 ‘14 ‘15 LTM3

1 Adjusted Net Income = Reported Net Income excluding non-run-rate items; refer to appendix

2 Adjusted EPS = Reported Earnings Per diluted Share excluding non-run-rate items; refer to appendix

3 LTM = Last Twelve Months ended June 30, 2016

Financial guidelines

Liquidity

Proactively plan and maintain

strong liquidity through economic

downturns and contraction of

borrowing capacity to continue to

pursue strategic growth

Leverage

Leverage guideline: 1.5x to 2.0x net debt to normalized forward-looking EBITDA

Opportunistic debt level: can exceed 2.0x normalized pro forma EBTIDA if there is a clear plan to achieve 2.0x net debt / normalized EBITDA within 2 years

Priorities for Cash

Invest for competitive strength and growth: positive EVA; investments must pass company’s strategic filter Maintain long-term track record of quarterly dividends; increasing steadily with earnings growth Return excess cash to shareholders through dividends and/or repurchases

Maintain financial strength and flexibility throughout the business cycle

Financial flexibility and conservative capital structure

Financial data as of 6/30/16 1

Cash & Short-term investments2    $267

ABL revolver ($300 million) due Dec 1, 2020     -

5.875% Senior Unsecured Notes due May 15, 2024     375

Total Debt    $375

Net Debt    $108

Book Equity     808

Total Capitalization    $1,183

Total Debt / Total Capitalization     31.7%

EBITDA2    $195

Total Debt / EBITDA     1.9x

Net Debt / EBITDA     0.6x

1 Balance Sheet data in millions of dollars, except for percentages and ratios

2 EBITDA = Last Twelve Months ended June 30, 2016 Consolidated Net Income before Interest, Other Income (Expense), Income Tax and non-run-rate items plus Depreciation and Amortization; refer to appendix

Additional financial considerations

Significant tax attributes1

Approximately $564 million of Net Operating Loss carry-forwards as of December 31, 2015 Applies to US Federal pretax income Single-digit percentage cash tax rate (lower than book tax rate)

    VEBA2 obligations

Annual variable cash contribution

    A variable contribution based on a % of pre-

    tax cash flow (primarily consolidated

    EBITDA less capex and cash interest)

    Contribution capped at $20 million per year

Agreement with Union VEBA to make

variable contributions expires in September

2017 (~85% or $17.1 million maximum)

Defined benefit accounting treatment for

Union VEBA terminated in 2015

1 Refer to Kaiser’s 2015 10-K for additional detail regarding tax attributes

2 Voluntary Employee Beneficiary Association (Salaried and Union VEBAs)

Metal price neutrality

Pricing Mechanism    How it work Effe

Spot    Kaiser can change selling price up Metalpass-through

to the point of shipment

Price is a contractually negotiated

Index-based    conversion spread that “floats” over Metalpass-through

a published index

Kaiser and customer agree to firm    Requires back-to-back

Firm    contained metal volume and price

per pound    hedge1

1 Refer to Kaiser’s most recently filed Forms10-K and 10Q for additional detail on hedging transactions and reported non-cash mark-to-market gains or losses resulting from changes in underlying metal prices

Experienced management team

Jack Hockema
CEO & Chairman
Kaiser - 24 years
Industry - 47 years

Dan Rinkenberger
EVP & CFO
Kaiser - 25 years
Industry - 25 years

John Donnan
EVP Legal, Compliance & Human Resources
Kaiser - 22 years
Industry - 22 years

Keith Harvey
President & COO
Kaiser - 35 years
Industry - 35 years

John Barneson
SVP Corporate Development
Kaiser - 41 years
Industry - 41 years

Senior management team has been together over 20 years; supported by a deep, strong organization

---

First 10 years: restructured and repositioned the company and business model

Past 10 years: achieved steady, long-term growth facilitated by the strong business model

KAISER ALUMINUM

42

Appendix—Aerospace

Strong outlook for commercial aerospace demand

Commercial aerospace attributes

Broad product offering

High barriers to entry

Growth drivers

Aluminum demand drivers for commercial aerospace applications

Build rates

Aluminum content

Airframe build rates expected to grow

Increasing global travel

Need for more fuel efficient aircraft

Build rates

Global air travel is expected to double over the next 15 years

Global air travel is expected to double over the next 15 years

North America and Europe

Rest of World

9.1

61%

4.2

48%

2.1

32% 39% 52% 68%

2000 2015 2030

Source: Airline Monitor June 2016

Commercial airframe order backlog has tripled over the past decade

Boeing / Airbus order backlog

Growing fleet

Normal replacements

Accelerated replacement for fuel-efficiency

12,000 10,000 8,000 6,000 4,000 2,000

0

2000 2005 2010 2015

Sources: Boeing, Airbus

Expect record airframe build rates

Global airframe builds

(>50 seats)

Record order backlog for airframes and growing demand Increasing aluminum plate content driven by:

Growing use of monolithic design in airframe construction Larger airframes (longer and wider)

2,000 1,500 1,000 500

0

2005 2010 2015

Source: 2005-2015 Airline Monitor; 2016-2019 Kaiser Estimate

Boeing & Airbus build projections Annual Builds

B737 B787 B777 B747

2016 2017 2018 2019 2020 2016 2017 2018 2019 2020 2016 2017 2018 2019 2020 2016 2017 2018 2019 2020

A320 A330 A350 A380

2016 2017 2018 2019 2020 2016 2017 2018 2019 2020 2016 2017 2018 2019 2020 2016 2017 2018 2019 2020

Sources: Boeing; Airbus, Kaiser estimate

Several factors influence airframe aluminum content

Size of airframes Monolithic design Material selection

Aluminum content

Seats per airframe

207 2030

2015 186

2010 182

Source: June 2016 Airline Monitor

Monolithic design has created a step-change increase in aluminum plate buy-to-fly ratio

Traditional Metallic

Monolithic Design

Aluminum Plate Buy Weight

747-8

New Metallic

747-400

Traditional Metallic

Aircraft Fly Weight

Source: Kaiser estimates

Carbon fiber airframes require substantial aluminum buy weight

Traditional Metallic

Carbon Fiber / Monolithic

787

New Carbon Fiber with Monolithic Design

767

Traditional Metallic

Aluminum Plate Buy Weight

Aircraft Fly Weight

Source: Kaiser estimates

Growing aluminum plate buy weight

larger airframes and monolithic design

Traditional Metallic

Carbon Fiber / Monolithic

Monolithic Design

Aluminum Plate Buy Weight

A380

747-8

787-8 777-9 767 A330 747-400 737-8 A320

Aircraft Fly Weight

Source: Kaiser estimates

Kaiser aerospace / high strength

Annual value added revenue1 ($mm)

Shipments $462

$451 $449 $449 $430

$377

$324 $297 $295 $278

237 244 243 $256 224 224

$224 192

155 158 159

145 2012-2014: Aerospace 125 142 inventory restocking-destocking cycle, declining HT plate prices

‘05 ‘06 ‘07 ‘08 ‘09 ‘10 ‘11 ‘12 ‘13 ‘14 ‘15 LTM2

Positioned for growth

7% CAGR3 from 2005

Strong market presence, broad product offering Trentwood investments

More than doubled HT plate capacity Expanded capabilities for thick plate Improved quality Enhanced cost efficiency $150 million multi-year investment to enhance quality/efficiency and further expand capacity

1 Value Added Revenue (VAR) = net sales less hedged cost of alloyed metal. Hedged cost of alloyed metal = Midwest transaction price plus the cost of alloying elements plus any realized gains and/or losses on settled hedges, related to metal sold in the referenced period.

2 LTM = Last Twelve Months ended June 30, 2016

3 CAGR = compound annual growth rate

Manufacturing Choices

Traditional Sheet & Extrusion Build-Up

Example: Wing Spar Shear Beam

Monolithic Design

Example: Wing Rib

KaiserLiner aircraft applications

PLATE

1 Wing Ribs 2 Wing Spars 3 Leading Edge Ribs 6 Winglet Attach Structure 7 Trailing Edge Ribs 8 Wing Skins

12 Fuselage Frames

13 Bulkheads

14 Tailcone Components

15 Cargo Floor Beam

21 Door Components

25 Wing to Body Fairing Components

26 Engine Support Structure

27 Baggage Bin Structure

28 Seat Legs

39 Vertical Tail Ribs & Spars

40 Horizontal Tail Fittings

FORGE STOCK

19 Windows Attach Structure

24 Landing Gear Components

36 Actuator Components

37 Brake Components

SHEET

4 Leading Edge Skins

11 Fuselage Stringers

12 Fuselage Frames

16 Fuselage Brackets

17 Fuselage Skins

21 Door Components

22 Engine Inlet Lip Skins

23 Engine Cowl Skins

32 Seat Pans

HARD ALLOY EXTRUDED SHAPES

5 Wing Stringers 9 Floor Beams

10 Seat Tracks

11 Fuselage Stringers

12 Fuselage Frames

14 Tailcone Components

15 Cargo Floor Beam

20 Cargo Door Hinge

25 Wing to Body Fairing Components

REDRAW ROD

18 Rivet Fastener Stock

HARD ALLOY DRAWN TUBE

29 Seat Backs

30 Seat Beams

31 Seat Baggage Bars

33 Air Ducts

34 Hydraulic Tubing

35 Fuel Lines

38 Torque Tubes

SOFT ALLOY EXTRUSIONS

28 Seat Legs

HARD ALLOY EXTRUSIONS

36 Actuator Components

41 Hydraulic Manifolds

© 2015 Kaiser Aluminum All Rights Reserved.

Appendix—Automotive

Strong outlook for automotive extrusion demand

Automotive extrusion attributes

Demanding applications

Key factors for success

Growth drivers

Aluminum demand drivers for automotive applications

Build rates

Aluminum content

Increasing N.A. vehicle build rates

Vehicle production

Sales Imports Exports

Vehicle production

Build rates

Auto sales have fully recovered from deep recession

North American light vehicle sales

(in millions)

20

15

10

U.S. new

8.4 8.1 8.2 car sales

8.0

per 100

5 5.0 drivers

0

2005 2010 2015

Sources: IHS Automotive, U.S. Department of Transportation, Kaiser estimate

Net North American vehicle imports

(millions of vehicles)

6

5

Imports Net Imports 4

3

2

1

Exports

0

2005 2010 2015

Source: IHS Automotive

Auto builds expected to sustain 18M rate

North American light vehicle builds

(in millions)

18 16 14 12 10 8 6 4 2 0

2005 2010 2015

Sources: 2005-2015 – IHS; 2016-2019 – Kaiser estimate

Auto aluminum content is growing

CAFE regulations Light weighting with aluminum

Aluminum content

Regulation is a significant driver for improved automotive fuel economy

Corporate average fuel economy (CAFE) MPG regulations

CAFE Actual

50.0

Gallon 40.0

per 30.0

Miles

20.0

10.0

2005 2010 2015 2020 2025

Source: U.S. Department of Transportation NHTSA

Automotive extrusion content

Kaiser VAR1 $/Vehicle2

2005 $2.55 2006 $2.54 2007 $3.36 2008 $3.30 2009 $3.66 2010 $3.83 2011 $3.94 2012 $3.83 2013 $4.09

2014 $5.35

2015 $6.32

3

LTM $6.39

Robust secular growth trend

Growth of aluminum in vehicles driven by CAFE regulations Content growth driven by conversion of many automotive components from steel to aluminum to achieve lighter weight Growing demand for new automotive programs and aluminum applications: chassis, structural and safety

1 Value Added Revenue (VAR) = net sales less hedged cost of alloyed metal. Hedged cost of alloyed metal = Midwest transaction price plus the cost of alloying elements plus any realized gains and/or losses on settled hedges, related to metal sold in the referenced period.

2 Kaiser’s Automotive Value Added Revenue dollars per North American vehicle build 3 LTM = Last Twelve Months ended June 30, 2016

Kaiser automotive extrusions

Annual value added revenue1 ($mm)

$114

$111

$91

$66

$59

$51 $52

$46

$40 $42

$39

$31

‘05 ‘06 ‘07 ‘08 ‘09 ‘10 ‘11 ‘12 ‘13 ‘14 ‘15 LTM 2

Positioned for continued growth

10% CAGR3 from 2005 Strong market presence, reputation for performance; market focused technical sales and engineering teams Growing vehicle content with increasing aluminum applications Platform for additional capacity expansion

1 Value Added Revenue (VAR) = net sales less hedged cost of alloyed metal. Hedged cost of alloyed metal = Midwest transaction price plus the cost of alloying elements plus any realized gains and/or losses on settled hedges, related to metal sold in the referenced period.

2 LTM = Last Twelve Months ended June 30, 2016

3 CAGR = compound annual growth rate

Kaiser is strategically located to service the Tier 1 automotive OEM’s

Kaiser Plants Tier 1

London, Ontario Kalamazoo, Michigan Bellwood, Virginia

Sherman, Texas

Tier 1 locations source: Kaiser Marketing

Kaiser light vehicle extrusions

Rocker (structural)

Control Arm1 (chassis)

ABS Valve Body

6xxx 7xxx Bumpers

Driveshaft

Roof Header Shotgun (structural)

Radiator Support

1 Control arm designed and produced by Raufoss Neuman © Copyright 2015 Kaiser Aluminum. All Rights Reserved.

Kaiser Aluminum Light Vehicle Extrusion Applications PICKUP TRUCKS

Recommended Aluminum Grade

- **High Strength, Safety Critical**
- **High Strength, Structural**
- **High Strength, Crush Quality**



Door Rear Support Pillar
Roof Bows
B-Pillar Rear
Bed Bottom Cross Member
Frame Rail Cross Member
Tailgate Inner Support
Header
A-Pillar
ABS Block
IP Beam
Shotgun
Bed Bottom Cross Member
Radiator Support
Door Hinge Support
Frame Rail Cross Member
Rocker
Anti Sub Bar
Driveshaft
Belt Reinforcement
Middle Floor Support
Engine Cradle
Front Rail

72

© Copyright 2015 Kaiser Aluminum. All Rights Reserved.

KAISER ALUMINUM

Kaiser Aluminum Light Vehicle

Recommended High Strength, High Strength, High Strength,

Extrusion Applications

Aluminum Grade Safety Critical Structural Crush Quality

SEDANS

Roof Rail Shock Tower Front Header

Reinforcement ABS Block Rear Header Roof X-members Side Panel X-member

A-Pillar Front Frame Rail Rear Bumper Beam Upper Rail

Upper Rad Support

Front Bumper Beam

Rear Frame Rail

Floorpan X-member

B-Pillar Rocker Panel

Floor X-member Radiator support X-member Side Door Subframe Upper Rails Intrusion Beam (Shotgun) IP Beam Shotgun Under Support

© Copyright 2015 Kaiser Aluminum. All Rights Reserved.

Appendix – General Engineering

General engineering product offering

General engineering attributes

Broad product Performance

Growth drivers

offering attributes

Plate Rod and Pipe and

and bar Tube

sheet

Seamless

and Standard

structural shapes

extruded (angles,

channels, T, I)

tube

General engineering applications and performance attributes

Performance attributes

Machinability

Mechanical properties Ballistics properties Structural strength

Semi-conductor

Tooling plate Armored vehicles

vacuum chambers

Parts from Kaiser Select® Air cylinder tubes Machine tool parts

Precision Rod®

Kaiser general engineering

Annual value added revenue1 ($mm)

Growth tied to U.S. industrial economy

2% CAGR3 from 2005 Highly recognized name brand Differentiated KaiserSelect® quality Broad product offering Commitment and infrastructure to support national service centers

Armor plate

demand surge

2006-2008

$249

$225

$200 $205

$191 $192 $186

$175 $182

$168 $174

$165

‘05 ‘06 ‘07 ‘08 ‘09 ‘10 ‘11 ‘12 ‘13 ‘14 ‘15 LTM 2

1 Value Added Revenue (VAR) = net sales less hedged cost of alloyed metal. Hedged cost of alloyed metal = Midwest transaction price plus the cost of alloying elements plus any realized gains and/or losses on settled hedges, related to metal sold in the referenced period.

2 LTM = Last Twelve Months ended June 30, 2016

3 CAGR = compound annual growth rate

U.S. manufacturing

Negative demand growth since 2005

IIP – Manufacturing1 (2012 = 100) MSCI Rod/Bar Shipments Index (2012 = 100)

113

109 110

104 103 106

100 100

90

67

2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 LTM3 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 LTM

1 CAGR = compound annual growth rate

2 Represents Annual Averages indexed to 2012; Source: Federal Reserve statistics for U.S. manufacturing

3 LTM = Last Twelve Months ended June 30, 2016

Appendix – Financial Reconciliation

Sales analysis by application - annual

	FY 2005	FY 2006	FY 2007	FY 2008	FY 2009	FY 2010	FY 2011	FY 2012	FY 2013	FY 2014	FY 2015	LTM[1]
Shipments (lbs, mm)												
Aero & High Strength	124.9	141.7	155.0	158.0	144.8	158.9	192.0	223.9	224.3	236.9	243.5	242.5
General Engineering	206.8	226.6	246.0	258.4	189.0	217.4	220.2	232.7	222.5	223.4	231.4	239.3
Automotive Extrusions	54.0	49.6	54.0	50.0	36.2	54.2	62.8	62.8	64.1	78.5	93.5	95.2
Other Applications[2]	101.1	108.2	93.0	92.5	58.5	83.7	85.9	66.5	52.8	50.0	47.0	35.0
Total	486.7	526.1	548.0	558.9	428.5	514.2	560.9	585.9	563.7	588.8	615.4	612.0
Value Added Revenue[3] ($mm)												
Aero & High Strength	223.6	255.6	297.0	324.0	278.0	295.4	376.5	450.5	449.2	430.2	449.1	462.3
General Engineering	168.2	191.4	225.0	249.0	164.7	174.0	175.2	192.0	186.1	181.9	200.0	205.1
Automotive Extrusions	40.3	38.8	51.0	42.0	31.3	45.6	51.6	59.0	66.3	90.9	110.5	113.7
Other Applications	68.5	79.5	66.0	58.0	39.4	40.9	40.9	34.7	32.0	29.5	30.3	24.7
Total	500.6	565.2	639.0	673.0	513.4	555.9	644.2	736.2	733.6	732.5	789.9	805.8
Value Added Revenue ($/lb.)												
Aero & High Strength	$1.79	$1.80	$1.92	$2.05	$1.92	$1.86	$1.96	$2.01	$2.00	$1.82	$1.84	$1.91
General Engineering	$0.81	$0.84	$0.91	$0.96	$0.87	$0.80	$0.80	$0.83	$0.84	$0.81	$0.86	$0.86
Automotive Extrusions	$0.75	$0.78	$0.94	$0.84	$0.86	$0.84	$0.82	$0.94	$1.03	$1.16	$1.18	$1.19
Other Applications	$0.68	$0.76	$0.71	$0.63	$0.67	$0.49	$0.48	$0.52	$0.61	$0.59	$0.64	$0.71
Overall[4]	$1.03	$1.08	$1.17	$1.20	$1.20	$1.08	$1.15	$1.26	$1.30	$1.24	$1.28	$1.32

[1] LTM = Last Twelve Months ended June 30, 2016
[2] Includes custom industrial products and billet
[3] Value Added Revenue (VAR) = net sales less hedged cost of alloyed metal. Hedged cost of alloyed metal = Midwest transaction price plus the cost of alloying elements plus any realized gains and/or losses on settled hedges, related to metal sold in the referenced period.
[4] Total VAR / Total Shipments
Totals may not sum due to rounding

80

KAISER ALUMINUM

Reconciliation of reported net income to adjusted EBITDA

(in $ millions)	Annual											
	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014	2015	LTM[1]
Consolidated - Reported Net Income (Loss) from Continuing Operations	($1,112.7)	$3,163.1	$101.0	($68.5)	$70.5	$12.0	$25.1	$85.8	$104.8	$71.8	($236.6)	$87.7
Interest Expense	(5.2)	(1.9)	(4.3)	(1.0)	-	(11.8)	(18.0)	(29.1)	(35.7)	(37.5)	(24.1)	(18.3)
Reorganization Items	(1,162.1)	3,090.3	-	-	-	-	-	-	-	-	-	-
Other Income (Expense)	(2.4)	3.9	4.7	0.7	(0.1)	(4.2)	4.3	2.8	5.6	6.7	(1.8)	(13.0)
Income Tax Provision	(2.8)	(29.9)	(81.4)	22.8	(48.1)	(13.1)	(16.2)	(53.8)	(38.4)	(35.3)	135.2	(59.4)
Consolidated - Reported Operating Income (Loss)	$59.8	$100.7	$182.0	($91.0)	$118.7	$41.1	$55.0	$165.9	$173.3	$137.9	($345.9)	$178.4
Operating NRR[2] items:												
Mark-to-Market (Losses) Gains	(4.1)	15.1	9.7	(87.1)	80.5	(0.7)	(29.9)	15.2	0.7	(10.4)	(3.4)	17.5
Consolidated LIFO to Plant LIFO Adjustment	(4.7)	(4.2)	0.9	(3.9)	(3.2)	(0.6)	(0.2)	(2.3)	7.4	(4.0)	7.0	10.4
Lower of Cost or Market Write-down	-	-	-	(65.5)	(9.3)	-	-	-	-	-	(2.6)	(7.5)
Workers' Compensation Discount Rate Effect	-	-	-	-	-	-	(3.8)	(0.2)	1.3	-	(0.2)	—
Impairment Losses	-	-	-	-	-	-	-	(4.4)	-	(1.5)	(0.1)	(0.2)
Legacy Environmental	-	-	(0.9)	(5.5)	(2.4)	(13.9)	(3.9)	(1.3)	(4.5)	(0.8)	(1.3)	(0.1)
Restructuring Benefits	-	-	-	(8.8)	(5.4)	(3.6)	0.3	-	-	-	-	-
VEBA Net Periodic Benefit Income (Cost)	-	(0.6)	2.6	0.6	(5.3)	(5.1)	6.0	11.9	22.5	23.7	(2.4)	(2.9)
Loss on Settlement Activity of Union VEBA[3]	-	-	-	-	-	-	-	-	-	-	(493.4)	0.5
Anglesey Impairment	-	-	-	(37.8)	-	-	-	-	-	-	-	-
Other Operating Benefits	(8.0)	1.3	13.6	1.4	0.9	(0.1)	0.3	-	-	-	-	-
Total Operating NRR Items	(16.8)	11.6	25.9	(206.6)	55.8	(24.0)	(31.2)	18.9	27.4	7.0	(496.4)	17.7
Consolidated Operating Income before operating NRR	76.6	89.1	156.1	115.6	62.9	65.1	86.2	147.0	145.9	130.9	150.5	160.7
Depreciation & Amortization - Consolidated	19.9	15.3	11.9	14.7	16.4	19.8	25.2	26.5	28.1	31.1	32.4	34.0
Consolidated - Adjusted EBITDA	$96.5	$104.4	$168.0	$130.3	$79.3	$84.9	$111.4	$173.5	$174.0	$162.0	$182.9	$194.7
Less Anglesey JV, Anglesey related, Hedging Oper. Inc. before NRR	20.7	5.9	38.6	19.6	9.8							
Fabricated Products and Corporate Operating Income beore NRR + Consolidated Depreciation & Amortization	$75.8	$98.5	$129.4	$110.7	$69.5							

[1] LTM = Last Twelve Months ended June 30, 2016
[2] NRR is an abbreviation for Non-Run-Rate; NRR items are pre-tax
[3] Includes effect of terminating the defined benefit accounting for the Union VEBA, and related accrual adjustments
Totals may not sum due to rounding

81

KAISER ALUMINUM

Adjusted net income and EPS

(in $ millions except EPS)	Annual									
	2007	2008	2009	2010	2011	2012	2013	2014	2015	LTM[1]
GAAP Net Income (Loss)	$ 101.0	$ (68.5)	$ 70.5	$ 12.0	$ 25.1	$ 85.8	$ 104.8	$ 71.8	$ (236.6)	$ 87.7
Operating NRR[2] Items	(25.9)	206.6	(55.8)	24.0	31.2	(18.9)	(27.4)	(7.0)	496.4	(17.7)
Non-Operating NRR Items[3]	-	-	-	4.9	(4.0)	(0.8)	(3.8)	(3.6)	-	-
Less Anglesey JV, Anglesey related, Hedging Oper. Inc. before NRR (2007-2009 only)	(38.6)	(19.6)	(9.8)	-	-	-	-	-	-	-
Tax impact of above NRR items	19.9	(65.4)	23.0	(10.6)	(10.6)	7.5	11.8	4.0	(186.0)	5.1
NRR tax (benefit) charge	-	-	-	-	-	-	(15.1)	(2.4)	(2.2)	1.1
Adjusted Net Income	$ 56.4	$ 53.1	$ 27.9	$ 30.3	$ 41.7	$ 73.6	$ 70.3	$ 62.8	$ 71.6	$ 76.2
GAAP earnings per diluted share[4]	$ 4.91	$ (3.45)	$ 3.51	$ 0.61	$ 1.32	$ 4.45	$ 5.44	$ 3.86	$ (13.76)	$ 4.81
Adjusted earnings per diluted share[4]	$ 2.82	$ 2.61	$ 1.42	$ 1.56	$ 2.20	$ 3.82	$ 3.65	$ 3.38	$ 3.95	$ 4.20

[1] LTM = Last Twelve Months ended June 30, 2016
[2] NRR is an abbreviation for Non-Run-Rate; NRR items are pre-tax
[3] Non-Operating NRR Items do not contribute to Reported Operating Income and represent the mark-to-market of convertible bond related financial derivatives as well as income from a one-time bankruptcy trust share distribution in 3Q13
[4] Diluted shares for EPS calculated using treasury method for 2012 and onward; 2011 calculated using two-class method
Totals may not sum due to rounding

82